1 June 12, 2024 NASDAQ: RNA | aviditybio.com Investor & Analyst Event Series – Volume 9 Transforming Facioscapulohumeral Muscular Dystrophy (FSHD) AOC 1020 FORTITUDETM Phase 1/2 Initial Data

2 Forward-Looking Statements We caution the reader that this presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding: our business strategy; the anticipated timing, design and conduct of our ongoing clinical trials; the timing of release of data from our ongoing clinical programs; the characterization of data and results from clinical trials, and conclusions drawn therefrom; research and development plans; plans and projected timelines for del-desiran (AOC 1001), del-brax (AOC 1020) and AOC 1044; plans and timing of adding cohorts for the FORTITUDE trial and such cohorts potentially serving as a basis of registration; safety and tolerability, and functional benefit, of our product candidates; the status and potential of del-brax as a first-in-class, best-in-class treatment for FSHD; our plans to develop programs that are currently pre-clinical, and the timing thereof; the potential of the AOC platform; the ability of our product candidates to treat rare diseases; timing and likelihood of success; prospective products; product approvals; plans and objectives of management for future operations; and future results of anticipated product development efforts. In some cases, the reader can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business and beyond our control, including, without limitation: we may not be able to fully resolve the partial clinical hold related to del-desiran; additional requests for data in connection with the partial clinical hold or otherwise may result in significant additional expense and timing delays; data delivered to the FDA in connection with the partial clinical hold may not be satisfactory to the FDA; preliminary results ofa clinical trial are not necessarily indicative of final results; additional participant data related to del-brax that continues to become available may be inconsistent with the data produced as of the most recent date cutoff, and further analysis of existing data and analysis of new data may lead to conclusions different from those established as of such date cutoff; unexpected adverse side effects or inadequate efficacy of our product candidates may delay or limit their development, regulatory approval and/or commercialization, or may result in additional clinical holds which may not be timely lifted, recalls or product liability claims; our planned additional cohorts in the FORTITUDE trial may not support the registration of del-brax; we are early in our development efforts; our approach to the discovery and development of product candidates based on our AOC platform is unproven, and we do not know whether we will be able to develop any products of commercial value; the success of our preclinical studies and clinical trials for our product candidates; the results of early clinical trials are not necessarily predictive of future results; potential delays in the commencement, enrollment, data readouts and completion of preclinical studies or clinical trials; our dependence on third parties in connection with preclinical and clinical testing and product manufacturing; we may not realize the expected benefits of our collaborations with third parties, our existing collaborations may terminate earlier than expected or we may not be able to form new collaborations; regulatory developments in the United States and foreign countries, including acceptance of INDs and similar foreign regulatory submissions and our proposed design of future clinical trials; Fast Track and Breakthrough Therapy designations by the FDA may not lead to a faster development or regulatory review or approval process; our ability to obtain and maintain intellectual property protection for our product candidates and proprietary technologies; we may exhaust our capital resources sooner than we expect and fail to raise additional needed funds; and other risks described in our filings with the SEC, including under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2023, filed with the SEC on February 28, 2024, and in subsequent filings with the SEC. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and the reader is cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

3 OUR VISION To profoundly improve people’s lives by revolutionizing the delivery of RNA therapeutics Amy Living with FSHD Amy Living with FSHD

4 Revolutionizing New Class of Targeted RNA Therapeutics AOC platform delivers reproducible, consistent data across muscle disease programs Rare Muscle Disease Therapies in Development Clinical Program Safety & Tolerability Delivery to Muscle Target Engagement Functional Improvement Facioscapulohumeral Muscular Dystrophy (FSHD) Del-brax Del-desiran Myotonic Dystrophy Type 1 (DM1) AOC 1044 Duchenne Muscular Dystrophy (DMD44)

5 Purpose of Update Present Initial Data from Phase 1/2 FORTITUDE Del-brax 2 mg/kg at 4 months • Unprecedented and consistent reduction in DUX4- regulated genes • Signs of functional improvement: muscle strength; increased reachable workspace; positive patient and clinician reported outcomes • Favorable safety and tolerability Accelerating Del-brax toward Approval Positive data compels expedited program • Phase 1/2 fully enrolled • Updated plans to initiate Phase 3 cohorts • Biomarker cohort in 2H 2024 • Functional cohort in 1H 2025 mAb OLIGO delpacibart braxlosiran abbreviation: del-brax (formerly known as AOC 1020)

Del-brax: Transforming the Treatment of FSHD

First-in-class and best-in-class: greater than 50% reduction in DUX4 regulated genes

Unprecedented & Consistent Reduction in DUX4 Regulated Genes	Signs of Functional Improvement and Reported Outcomes	Favorable Safety and Tolerability
• Greater than 50% reduction across multiple DUX4 gene panels • All treated participants showed reductions greater than 20% • Reduction of a newly-identified DUX4 circulating biomarker & creatine kinase	• Improved muscle strength • Increased reachable workspace compared to placebo and natural history study • Positive patient and clinician reported outcomes	• All adverse events (AEs) were mild or moderate • No serious AEs, No severe AEs • No discontinuations

Accelerating *Del-brax* Toward Approval

AVIDITY BIOSCIENCES
FORTITUDE™ 6

7 Jeffrey M. Statland, M.D. Professor of Neurology, University of Kansas Medical Center Steve Hughes, M.D. Chief Medical Officer Sarah Boyce President & CEO W. Michael Flanagan, Ph.D. Chief Scientific & Technical Officer Geoff Grande, CFA VP, Investor Relations & Corporate Communications Transforming the Treatment of FSHD AVIDITY MANAGEMENT TEAM GUEST SPEAKER

8 Agenda/Outline Revolutionizing the Delivery of RNA Sarah Boyce, President & CEO Delivering for People Living with FSHD Steve Hughes, M.D., CMO Leading the Field: Directly Targeting DUX4 Michael Flanagan, Ph.D., CSO & CTO FORTITUDETM Preliminary Data Assessment Jeffrey M. Statland, M.D., Professor of Neurology, University of Kansas Medical Center Closing Remarks Sarah Boyce, President & CEO Q&A Session Avidity Management & Dr. Statland Moderator: Geoff Grande, CFA, VP of IR/CC

Facioscapulohumeral Muscular Dystrophy (FSHD)

Rare, hereditary disorder causing relentless loss of muscle function and progressive disability

~16,000 - 38,000
PEOPLE WITH FSHD IN THE US

0
APPROVED THERAPIES

- One of the most common forms of muscular dystrophy
- FSHD causes progressive muscle weakness, pain, fatigue and disability
- Onset typically occurs in teenage or early adult years
- Steady loss of independence and ability to care for oneself
  - 20% of patients become wheelchair dependent
- Autosomal dominant* - multiple generations can be affected
  - 20-30% arise from spontaneous mutations
- ***Del-brax***: designed to address root cause of FSHD by directly targeting double homeobox 4 (DUX4)



Russell
Living with FSHD

*FSHD1 (represents 95% of FSHD), FSHD2 is digenic (represents 5%)

AVIDITY BIOSCIENCES
9

10 Phase 1/2 FORTITUDE Trial Initial data presented today from 2 mg/kg cohort at 4 months • Pharmacodynamics • Biomarkers • Measures of clinical activity • Muscle strength • Muscle function • Muscle composition (MRI) • Patient and Clinician reported outcomes Key Exploratory Objectives • Randomized, double blinded, placebo controlled • Age 18-65 • 12-month multiple dose treatment/follow-up period • Biopsies at Month 4 Key Information • Safety and tolerability of ascending doses of del-brax in participants with FSHD • Pharmacokinetics Primary & Secondary Objectives • Cohort A*: First dose at 1 mg/kg; all subsequent doses at 2 mg/kg Cohort *Cohort B data (4 mg/kg) not available

11 Baseline Demographics Generally Well Matched Between Groups Cohort A Placebo N=4 % or mean (SD) Del-brax 2 mg/kg* N=8 % or mean (SD) Sex, % Male 75 62.5 Age, years 53.5 (10.15) 51.6 (11.62) Genetic Diagnosis, % FSHD 1 100 100 FSHD Clinical Score 9.3 (1.71) 9.3 (2.31) D4Z4 Repeat Number 5.0 (2.45) 5.8 (2.60) Age at First Symptom Onset (y) 25.3 (13.5) 28.6 (17.75) Reachable Workspace RSA with weight (Q1+Q3) Reachable Workspace RSA without weight (Q1+Q3)** 0.118 (0.0661) 0.156 (0.0810) 0.088 (0.0598) 0.138 (0.0750) Quantitative Muscle Testing - Percent Predicted Normal 33.97 (16.42) 30.14 (11.58) *Participants receive a first dose of 1mg/kg and then receive the 2mg/kg dose for the remainder of the study **Participants in FORTITUDE had >50% reduction in reachable workspace in Q1 & Q3 at baseline compared to normal controls (normal controls RWS (Q1+Q3) without weight: ~0.39, Han et al, 2015 Muscle Nerve) Reachable Workspace (RWS) Relative Surface Area (RSA) (Q1+Q3) with or without weight was calculated using the average of both arms

12 Del-brax: Favorable Safety and Tolerability Subjects with ≥ 1 AE n (%) Placebo N=13 2 mg/kg* N=8 4 mg/kg N=18 Any AE 11 (84.6%) 8 (100%) 17 (94.4%) Related to study drug 3 (23.1%) 4 (50%) 9 (50%) Severe AE 0 0 0 Serious AE (SAE) 0 0 0 AE leading to study discontinuation 0 0 0 AE leading to death 0 0 0 All 39 patients enrolled remain in study • No serious adverse events (AE), no severe AE • No discontinuations • All AE were mild or moderate • Most common related AE occurring in 2 or more participants: • Fatigue • Rash • Hemoglobin decreased/anemia • Chills As of May 2024, data from FORTITUDE *Participants receive a first dose of 1mg/kg and then receive the 2mg/kg dose for the remainder of the study

13 Accelerating Del-brax Registrational Plan Pulling forward registrational cohorts Dose Booster Muscle biopsies to be performed at Baseline and 4 monthsMultidose quarterly with 1 booster after first 6 weeks; Dose listed is siRNA * Participants receive a first dose of 1mg/kg and then receive the 2mg/kg dose for the remainder of the study **Dose and schedule to be determined in Q3 2024

14 Agenda/Outline Revolutionizing the Delivery of RNA Sarah Boyce, President & CEO Delivering for People Living with FSHD Steve Hughes, M.D., CMO Leading the Field: Directly Targeting DUX4 Michael Flanagan, Ph.D., CSO & CTO FORTITUDETM Preliminary Data Assessment Jeffrey M. Statland, M.D., Professor of Neurology, University of Kansas Medical Center Closing Remarks Sarah Boyce, President & CEO Q&A Session Avidity Management & Dr. Statland Moderator: Geoff Grande, CFA, VP of IR/CC

15 Del-brax: Transforming the Treatment of FSHD Connecting the dots from delivery to function Delivery to Muscle Reduction in DUX4 Gene Signature Impact on FSHD Disease Biology Decrease in Novel Circulating Biomarker • Consistent and effective delivery of siRNA to muscle • Reinforcing the disruptive and broad potential of our AOC platform • 53% reduction in Avidity selected DUX4-regulated gene panel • Consistent >50% decrease in DUX4-regulated genes across multiple gene panels • Broad biological effects across hundreds of RNA transcripts • Substantial 25% decrease in a novel DUX4-regulated protein discovered in patient plasma • 30% reduction in creatine kinase, an indicator of muscle damage

16 Del-brax: Targets DUX4, the Root Cause of FSHD Targets aberrant expression of DUX4 mRNA for destruction FSHD disease pathology1,2 Del-brax Therapeutic Hypothesis 1 Lemmers RJLF, et al. Science 329:1650–1653 (2010) 2 Snider L, et al. PLoS Genet. 2010;6(10):e1001181;

Del-brax: Consistent and Effective Delivery of siRNA to Muscle


siRNA Muscle Conc.
(nM)
10
1
0.1
n=7
2 mg/kg*

Muscle biopsies were collected in leg muscles (vastus lateralis, vastus medialis, tibialis anterior, gastrocnemius medialis or gastrocnemius lateralis) with fat fraction 15-40%, 4 weeks after 3rd dose. *Doses were 1 mg/kg (D1), 2 mg/kg (D43 and D92). One participant in the del-brax treated group missed post-dose biopsy n=7

AVIDITY BIOSCIENCES
FORTITUDE™ 17

DUX4-Regulated Genes Selected for Robustness and Reproducibility

Procured muscle biopsies, RNA sequencing, patient-derived cells informed the panel


RNA sequencing from healthy muscle biopsies
RNA sequencing from FSHD muscle biopsies
FSHD patient derived cells
Scientific Literature[1]
Validated qPCR assay
Avidity Gene Panel
LEUTX
TRIM43
KHDC1L
MBD3L2

1 Yao, Z et al. Hum Mol Genet. (2014), Tawil, R. et al., Lancet Neurol (2024)

AVIDITY BIOSCIENCES
FORTITUDE™ 18

19 Del-brax Demonstrates Meaningful 53% Reduction in DUX4-regulated Genes All del-brax treated participants showed reductions >20% in DUX4 regulated genes 41-Gene Panel3 ReDux4 Panel2 53% (12 mg/kg) • All del-brax treated participants showed greater than 20% reduction in DUX4 regulated genes • All muscle biopsies had evaluable DUX4 gene signatures at all timepoints • MRI-informed muscle biopsies were successful Avidity Panel1 53% 1 Avidity 4-Gene panel (LEUTX, TRIM43, MBD3L2, KHDC1L, Reference genes: TBP, STATA5) * DUX4 score in MRI informed muscle biopsy were determined utilizing qPCR (Avidity panel). DUX4 score calculated as cumulative expression of each gene and data presented as change at 4M treatment relative to cohort normalized baseline. Mean +/- SEM, N=7 del-brax, N=4 PBO. One participant in treated group did not receive post-treatment biopsy. # Doses were 1 mg/kg (D1), 2 mg/kg (D43 and D92) with biopsy 1 month after 3rd dose.

20 -100 -75 -50 -25 0 D U X4 s co re * (% C ha ng e fr om B as el in e) PBO AOC 1020 (1 & 2 mg/kg) -100 -75 -50 -25 0 D U X4 s co re * (% C ha ng e fr om B as el in e) PBO AOC 1020 (1 & 2 mg/kg) -100 -75 -50 -25 0 D U X4 s co re * (% C ha ng e fr om B as el in e) PBO AOC 1020 (1 & 2 mg/kg) Del-brax Shows Consistent >50% Reductions in DUX4-regulated Genes as Measured by Multiple Gene Panels Avidity Panel1 41-Gene Panel3 ReDUX4 Panel2 53% 53% 60% (12 mg/kg)(12 mg/kg)(12 mg/kg)2 mg/kg# 2 mg/kg# 2 mg/kg# del-brax / # del-brax del-brax 1 Avidity 4-Gene panel (LEUTX, TRIM43, MBD3L2, KHDC1L; Reference genes: TBP, STATA5) 2 ReDUX4 6-Gene panel (CCNA1, ZSCAN4, MBD3L2, KHDC1L, SLC34A2, PRAMEF6); Tawil, R. et al., Lancet Neurol 23:477 (2024) 3 Van den Heuvel, A. et al., Scientific Reports 12:1426 (2022) * DUX4 score in MRI informed muscle biopsy were determined utilizing qPCR (Avidity panel) or RNASeq (ReDux and 41- Gene). DUX4 score calculated as cumulative expression of each gene and data presented as change at 4M treatment relative to cohort normalized baseline. Mean +/- SEM, N=7 del-brax, N=4 PBO. One participant in treated group did not receive post-treatment biopsy. #Doses were 1 mg/kg (D1), 2 mg/kg (D43 and D92) with biopsy 1 month after 3rd dose.

21 Del-brax Impacts Underlying FSHD Disease Biology Broad biological effects following del-brax treatment Dux4 Differential gene expression (excluding DUX4 regulated genes) in muscle utilizing RNASeq. N=7 del-brax 1 mg/kg (D1), 2 mg/kg (D43 and D92). One participant missed post-dose biopsy. Each column is a participant’s disease signature at baseline compared to 1 month post 3rd dose

22 Circulating Biomarkers Provide Early Detection of Whole-Body Response to Del-brax Treatment • Sampling of single muscle • Limited timepoints • Invasive • Comprehensive assessment throughout body • Continuous monitoring • Patient friendly Muscle Biopsy Circulating Biomarker

23 Advisors & Disease Expertise FSHD & Healthy Biopsies Plasma from FSHD & Healthy Volunteers Novel DUX4-Regulated Circulating Biomarker Potential accelerated approval endpoint Potential Accelerated Approval Endpoint • Significantly elevated in patients with FSHD as compared to healthy individuals • Allows rapid and continuous monitoring of how participants are responding to del-brax • Non-invasive, patient-friendly • Guides selection of dose regimen Multi-year Discovery Process Novel DUX4-Regulated Circulating Biomarker

24 Del-brax Shows Early and Sustained Reduction of a Novel DUX4-Regulated Circulating Biomarker Del-brax treatment shows 25% reduction in circulating biomarker in participants with FSHD versus placebo PBO del-brax 2 mg/kg* 0 1 2 3 4 -40 -20 0 20 Study Month % C ha ng e fro m B as el in e AOC 1020 (1 & 2 mg/kg) PBO 25% Timecourse of circulating biomarker at baseline and several timepoints post dose *del-brax dose shown by black arrows 1mg/kg D1, 2 mg/kg D43 and D92. Placebo n=4 and del-brax treated n=8; Mean +/- SEM.

25 Consistent and Confirmatory Decrease in Both Novel and Creatine Kinase Circulating Biomarkers Decreases in creatine kinase, an indicator of muscle damage 0 1 2 3 4 -40 -20 0 20 Study Month % C ha ng e fr om B as el in e AOC 1020 (1 & 2 mg/kg) PBO Novel DUX4-regulated biomarker Creatine kinase biomarker 0 1 2 3 4 -40 -20 0 20 Study Month % C ha ng e Fr om B as el in e Del-brax PBO del-brax 2 mg/kg* 25% 30% Timecourse of circulating biomarker at baseline and several timepoints post dose *del-brax dose shown by black arrows 1mg/kg D1, 2 mg/kg D43 and D92. Placebo n=4 and del-brax treated n=8; Mean +/- SEM.

26 Del-brax: Transforming the Treatment of FSHD Connecting the dots from delivery to function Delivery to Muscle Reduction in DUX4 Gene Signature Impact on FSHD Disease Biology Decrease in Novel Circulating Biomarker • Consistent and effective delivery of siRNA to muscle • Reinforcing the disruptive and broad potential of our AOC platform • 53% reduction in Avidity selected DUX4-regulated gene panel • Consistent >50% decrease in DUX4-regulated genes across multiple gene panels • Broad biological effects across hundreds of RNA transcripts • Substantial 25% decrease in a novel DUX4-regulated protein discovered in patient plasma • 30% reduction in creatine kinase, an indicator of muscle damage

27 Agenda/Outline Revolutionizing the Delivery of RNA Sarah Boyce, President & CEO Delivering for People Living with FSHD Steve Hughes, M.D., CMO Leading the Field: Directly Targeting DUX4 Michael Flanagan, Ph.D., CSO & CTO FORTITUDETM Preliminary Data Assessment Jeffrey M. Statland, M.D., Professor of Neurology, University of Kansas Medical Center Closing Remarks Sarah Boyce, President & CEO Q&A Session Avidity Management & Dr. Statland Moderator: Geoff Grande, CFA, VP of IR/CC

28 Jeffrey M. Statland, M.D. is a Professor of Neurology at the University of Kansas Medical Center in Kansas City, Kansas. His research background has centered primarily on describing the natural history of and response to therapy for neuromuscular diseases. He completed a neuromuscular fellowship in Experimental Therapeutics of Neurological Diseases at the University of Rochester Medical Center and currently serves as principal investigator or co- investigator for research studies in Facioscapulohumeral Muscular Dystrophy (FSHD), Duchenne Muscular Dystrophy, Spinal Muscular Atrophy, and Myotonic Dystrophy. His specific research interest over the last 6 years has been preparing for clinical trials in FSHD. He has systematically analyzed the performance of strength and functional outcomes in prior FSHD clinical trials and compared to performance in a natural history study. He has worked with collaborators to develop new disease-relevant outcome measures to assess patient-reported disease burden, functional impairment, and physiological changes in muscle. He has obtained pilot data on the use of a number of novel outcomes for FSHD, including electrical impedance myography, a disease-specific functional rating scale, and a wireless motion analysis system in FSHD. Jeffrey M. Statland, M.D. Professor of Neurology, University of Kansas Medical Center

Clinical Features of FSHD

- Inability to tightly close the eyes, flattened smile or inability to pucker
- Loss of scapular stabilizers leading to scapular asymmetry and inability to reach above the head
- Often asymmetric wasting in initially muscles of legs, TA and medial gastric, and later more proximal muscles
- Leads to instability of gait, steppage due to foot drop, throwing legs forward to lock knee, instability of the pelvis








3215

Rosenberg, R. N., & Pascual, J. M. (2020). Rosenberg's Molecular and Genetic Basis of Neurological and Psychiatric Disease: Volume 2 .

Huisinga J, et al. Muscle Nerve. 2018 Mar;57(3):503-506. doi: 10.1002/mus.25955. Epub 2017 Oct 6. PMID: 28877559; PMCID: PMC6631361.

AVIDITY BIOSCIENCES

KU MEDICAL CENTER The University of Kansas

29

30 • Illustration shows typical early (pink) and later muscle involvement (blue) • Approximately 60% of adults presenting symptom is inability to reach above the shoulder height • The next most common presenting symptom in adults is foot drop • About 20% of individuals will lose the ability to walk or maintain a job by the age of 50 FSHD Causes Progressive Muscle Weakness https://en.wikipedia.org/wiki/Facioscapulohumeral_muscular_dystrophy Statland JM, Tawil R. Muscle Nerve. 2014 Apr;49(4):520-7. PMID: 23873337.

31 Impact of Living with FSHD n=1147 McNiff et al. J Neuromuscul Dis. 2024;11(2):459-472. General muscle weakness Difficulty using arms or hands Not being able to walk or impaired mobility Fatigue, energy and endurance Not having the energy to work or live as I want to Losing mobility/ability to walk Losing independence • Large US and EU patient surveys have been consistent in results • Prevalent and impactful symptom categories: motor strength or function and fatigue • Future concerns: losing mobility and/or independence Therapies that improve muscle strength or function will be important for patients

Exploratory Endpoints: Muscle Strength, Range of Motion and Function, Patient and Clinician Reported Outcomes

33 Del-brax Improved Muscle Strength in Both Upper and Lower Limb ImprovingDeclining Placebo del-brax 2 mg/kg* Total Composite Ankle Dorsiflexion Shoulder Abductor -10 -5 0 5 -20 -10 0 10 -40 -20 0 20 Change from Baseline to Month 4 (Mean ± SEM) Percent Predicted Normal QMT by hand-held device Total composite score: shoulder abductors, shoulder external rotators, elbow flexors, elbow extensors, knee flexor, knee extensor and ankle dorsiflexion * Participants receive a first dose of 1mg/kg and then receive the 2mg/kg dose for the remainder of the study

Reachable Workspace (RWS): Validated Measurement of Quantifying Improvement in Upper Extremity Range of Motion and Function

RWS correlates with ability to perform activities of daily living and maintain independence



Video depicts healthy person demonstrating RWS


Q1
Q3
Q2
Q4
Q3
Q4
Q5

AVIDITY BIOSCIENCES

Bioniks website
Hatch 2019 Neuromuscular Discord July 29(7): 503-513

FORTITUDE™ 34

35 Del-brax Improved Reachable Workspace Compared to Placebo Improved range of motion and function; similar trends observed without weight Placebo del-brax 2 mg/kg* Q1 Q3 Q2 Q4 Q3 Q4 Q5 Change from Baseline to Month 4 (Mean ±SEM) Relative Surface Area Average n=8 & Dominant n=7 in the AOC group * Participants receive a first dose of 1mg/kg and then receive the 2mg/kg dose for the remainder of the study

ReSolve (NCT03458832): 24 Months Observational Study

- Clinical Trial Readiness to Solve Barriers to Drug Development in FSHD (ReSolve)
- FSHD Clinical Trial Research Network: at 11 centers in the US and EU
- Goal: to hasten drug development for FSHD by validating new clinical outcome assessments (COAs) and refining trial planning strategies

FSHD CTRN Current FSHD CTRN Members

FSHD CTRN Website



University of Washington Medical Center
Stanford Health Care
UCLA Health
University of Utah Health Sciences
KU Medical Center
UTSouthwestern
McGill
Rochester
Kennedy Krieger Institute
VCU
The Ohio State University
Nationwide Children's
UFHealth
NHS
Sheffield Teaching Hospitals
CNMD
Institute of Myology
Radboud University Nijmegen
Centre Hospitalier Universitaire de Nice
Nemo
USP
Universidade de São Paulo

- COAs: FSHD Functional composite, electrical impedance myography, and **reachable workspace**
- Genetically defined, clinically affected, still able to walk independently: n=237 complete
- Visits: BL (day 1, day 2), 3, 12, 18, 24 months

AVIDITY BIOSCIENCES

KU MEDICAL CENTER The University of Kansas

36

37 Del-brax Improved Reachable Workspace Compared to Matched Natural History Data Reachable Workspace Q1-5; Dominant Arm; Weight: 500 g 2 mg/kg FORTITUDE (4 Mo) N=7^ RESOLVE Natural History (3 mo) N=63 ImprovingDeclining Natural history study del-brax 2 mg/kg* -0.025 0.000 0.025 0.050 0.075 Thanks to RESOLVE physicians for reviewing and approving use of this Avidity analysis. RESOLVE subpopulation matched to FORTITUDE (age 18-65, FCS 2-14, RWS (no weight) Q1+3 >0 and ≤0.4) Q1-5; Dominant Arm; 500 g RSA (Relative Surface Area) (Mean ±SEM) ^One patient excluded from AOC 1020 “dominant arm” group due to rotator cuff tear and clavicle fracture which occurred after the Baseline assessment; * Participants receive a first dose of 1mg/kg and then receive the 2mg/kg dose for the remainder of the study

38 Del-brax: Positive Trends Toward Improvement in Both Patient and Clinician Reported Outcome Measures CGI-C; CGI-S (Clinician Global Impression of Change; Severity) PGI-C; PGI-S (Patient Global Impression of Change; Severity) *first dose 1 mg/kg CGI-S CGI-C Clinician Reported Outcome Measures Change from Baseline at Month 4 (SEM) ImprovingDecliningEQ5D Overall Health VAS PGI-C PGI-S Patient Reported Outcome Measures Change from Baseline at Month 4 (SEM) ImprovingDeclining -0.75 -0.50 -0.25 0.00 0.25 0.50 0.75 -0.75-0.50-0.250.000.250.500.75 del-brax 2 mg/kg* Placebo -1.0 -0.5 0.0 0.5 1.0 -0.2-0.10.00.10.2 -20 -10 0 10 20

39 Del-brax: Promising New Potential Treatment for Patients with FSHD • Effective muscle delivery with unprecedented and consistent >50% reduction in DUX4 regulated gene panels – impacting underlying FSHD disease biology • Decrease in circulating biomarkers (novel and creatine kinase) indicate whole-body response • Improvements in clinical measures of disease: • Muscle strength • Function: Reachable workspace compared to both placebo and natural history data • Patient and clinician reported outcomes • Favorable safety and tolerability • Looking forward to rapidly advancing FORTITUDE trial First therapy to directly target DUX4 has potential to change course of disease

40 Agenda/Outline Revolutionizing the Delivery of RNA Sarah Boyce, President & CEO Delivering for People Living with FSHD Steve Hughes, M.D., CMO Leading the Field: Directly Targeting DUX4 Michael Flanagan, Ph.D., CSO & CTO FORTITUDETM Preliminary Data Assessment Jeffrey M. Statland, M.D., Professor of Neurology, University of Kansas Medical Center Closing Remarks Sarah Boyce, President & CEO Q&A Session Avidity Management & Dr. Statland Moderator: Geoff Grande, CFA, VP of IR/CC

Del-brax: Transforming the Treatment of FSHD

First-in-class and best-in-class: greater than 50% reduction in DUX4 regulated genes

Unprecedented & Consistent Reduction in DUX4 Regulated Genes	Signs of Functional Improvement and Reported Outcomes	Favorable Safety and Tolerability
• Greater than 50% reduction across multiple DUX4 gene panels • All treated participants showed reductions greater than 20% • Reduction of a newly-identified DUX4 circulating biomarker & creatine kinase	• Improved muscle strength • Increased reachable workspace compared to placebo and natural history study • Positive patient and clinician reported outcomes	• All adverse events (AEs) were mild or moderate • No serious AE, No severe AE • No discontinuations

Accelerating *Del-brax* Toward Approval

AVIDITY BIOSCIENCES
FORTITUDE™ 41

42 Delivering on the RNA Revolution

43 Delivering in 2024: 3 Data Readouts in 3 Clinical Programs in 3 Rare Diseases Del-desiran in DM1 >40,000 patients in U.S. MARINA-OLE data (Q1 2024) Initiation of global Phase 3 HARBOR trial (Q2 2024) Del-brax in FSHD ~16,000-38,000 patients in U.S. Phase 1/2 FORTITUDE initial data (Q2 2024) AOC 1044 in DMD44 ~900 patients in U.S. Phase 1/2 EXPLORE44 5mg/kg patient data (Anticipated in Q3 2024) Initiate Phase 3 cohorts • Biomarker cohort (2H 2024) • Functional cohort (1H 2025)

44 OUR VISION To profoundly improve people’s lives by revolutionizing the delivery of RNA therapeutics Amy Living with FSHD Amy Living with FSHD

45 June 12, 2024 NASDAQ: RNA | aviditybio.com Investor & Analyst Event Series – Volume 9 Transforming Facioscapulohumeral Muscular Dystrophy (FSHD) AOC 1020 FORTITUDETM Phase 1/2 Initial Data Q&A

46 OUR VISION To profoundly improve people’s lives by revolutionizing the delivery of RNA therapeutics Amy Living with FSHD Amy Living with FSHD

47 June 12, 2024 NASDAQ: RNA | aviditybio.com Investor & Analyst Event Series – Volume 9 Transforming Facioscapulohumeral Muscular Dystrophy (FSHD) AOC 1020 FORTITUDETM Phase 1/2 Initial Data